Exhibit 99.1

Contacts:

David Havlek

salesforce.com

Investor Relations

415-536-2171

dhavlek@salesforce.com

Bruce Francis

salesforce.com

Public Relations

415-536-6972

bfrancis@salesforce.com

Salesforce.com Announces Record Fiscal First Quarter Results

First on-demand business service provider to exceed $100-million in revenue in a single quarter

•	Record Revenue of $104.7M, up 63% year-over-year

•	Company Raises Full Year Fiscal 2007 Guidance

•	Paying Subscribers rise 45,000 to 444,000, up 66% year-over-year

•	Customers rise 2,200 to 22,700, up 46% year-over-year

•	Fully Diluted Non-GAAP EPS of $0.04

•	GAAP EPS approximately break-even

•	AppExchange exceeds 200 On-Demand Applications

•	Largest Enterprise Implementation Now at 7,500 Subscribers

SAN FRANCISCO, Calif. – May 17, 2006 – Salesforce.com (NYSE: CRM), the market and technology leader in on-demand business services, today announced results for its fiscal first quarter ended April 30, 2006.

“I am excited to announce that salesforce.com is the first on demand business services provider to exceed one hundred million dollars in a single quarter,” said Marc Benioff, chairman and CEO of salesforce.com. “Over 22,000 customers and 444,000 subscribers have chosen our salesforce.com and AppExchange on demand business services instead of traditional enterprise software to create this important industry milestone. Our largest implementation is now 7,500 subscribers, demonstrating the unique ability of the on demand model to scale from the largest enterprises in the world to the smallest.”

Salesforce.com delivered the following results for the first quarter of fiscal year 2007:

Customers and Paying Subscribers: Net paying subscribers rose approximately 45,000 during Q1 to exit the quarter at approximately 444,000 total subscribers. This ending total represents an increase of 66% from Q1 of the prior year, and an increase of 11% from the prior quarter. Customers rose approximately 2,200 during the quarter and totaled approximately 22,700, an increase of 46% from Q1 of the prior year, and an increase of 11% from the prior quarter.

Revenue: Total revenue was $104.7 million, an increase of 63% on a year-over-year basis and an increase of 15% on a quarter-to-quarter basis. Subscription and support revenues were $94.5 million, an increase of 62% on a year-over-year basis and an increase of 15% on a quarter-to-quarter basis. Professional services and other revenues were $10.2 million, an increase of 70% on a year-over-year basis and an increase of 18% on a quarter-to-quarter basis.

Earnings per Share: GAAP earnings per share were approximately break-even. Non-GAAP earnings per diluted share, excluding the effects of stock based compensation and amortization of purchased intangibles related to acquisitions, were $0.04. For the basis of non-GAAP EPS calculations, a diluted share count of 120 million shares was used.

Cash: Cash from operations for the fiscal first quarter was $12.4 million.

Deferred Revenue: Deferred revenue on the balance sheet as of April 30, 2006 was $182 million, an increase of 74% on a year-over-year basis and 8% on a quarter-to-quarter basis.

Based on information as of May 17, 2006, Salesforce.com is initiating guidance for its second quarter fiscal 2007 ending July 31, 2006, and updating guidance for its full fiscal year 2007 ending January 31, 2007.

Q2 FY07: Revenue for the company’s second fiscal quarter is expected to be in the range of approximately $112 million to approximately $114 million. Non-GAAP earnings per diluted share, excluding the effects of stock based compensation and amortization of purchased intangibles associated with acquisitions, are expected to be in the range of approximately $0.03 to approximately $0.04. This further assumes an estimated average of 121 million diluted shares outstanding and an estimated non-GAAP effective tax rate of 45%. The company expects to report a GAAP loss of approximately $0.02 to $0.04 per share for the second quarter.

Full Year FY07: The company today is raising its revenue outlook for its fiscal year 2007, and now expects full year revenue of approximately $478 million to approximately $483 million. Non-GAAP earnings per diluted share, excluding the effects of stock based compensation and amortization of purchased intangibles associated with acquisitions, are expected to be in the range of approximately $0.17 to $0.19. This estimate is in-line with the company’s prior outlook. This outlook further assumes an estimated average of 122 million diluted shares outstanding and an estimated non-GAAP effective tax rate of 45%. The company expects to report a GAAP loss of approximately $0.05 to $0.08 per share for its full fiscal year 2007.

Quarterly Conference Call

Salesforce.com will host a conference call to discuss its first quarter and fiscal 2007 results at 2:00 p.m. Pacific Daylight Time today. A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations Web site at http://www.salesforce.com/investor. In addition, an archive of the webcast can be accessed through the same link. Participants who choose to call into the conference call can do so by dialing 866-901-SFDC or 866-901-7332. International participants may dial 706-758-3772. A replay will be available until midnight Eastern Daylight Time on June 2, 2006 and can be accessed by dialing, (800) 642-1687 or (706) 645-9291, passcode 8249998.

About salesforce.com

Salesforce.com is the market and technology leader in on-demand business services. The company’s Salesforce suite of on-demand applications enables customers to manage and share all of their sales, support, marketing and partner information on-demand. AppExchange, salesforce.com’s on-demand platform, allows customers and partners to build powerful new applications quickly and easily, customize and integrate the Salesforce suite to meet their unique business needs, and distribute and sell on-demand apps at www.appexchange.com. Customers can also take advantage of Successforce, salesforce.com’s world-class training, support, consulting and best practices offerings.

As of April 30, 2006, salesforce.com manages customer information for approximately 22,700 customers and approximately 444,000 paying subscribers including Advanced Micro Devices (AMD), America Online (AOL), Avis/Budget Rent A Car (Cendant Rental Car Group), Dow Jones Newswires, Nokia, Polycom and SunTrust. Any unreleased services or features referenced in this or other press releases or public statements are not currently available and may not be delivered on time or at all. Customers who purchase salesforce.com applications should make their purchase decisions based upon features that are currently available. Salesforce.com has headquarters in San Francisco, with offices in Europe and Asia, and trades on the New York Stock Exchange under the ticker symbol “CRM”. For more information please visit http://www.salesforce.com, or call 1-800-NO-SOFTWARE.

###

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements about expected revenue and GAAP and Non-GAAP earnings per share for the second fiscal quarter of 2007 and the full fiscal year 2007, the achievement of which involve risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions proves incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

The risks and uncertainties referred to above include - but are not limited to - risks associated with possible fluctuations in our operating results and rate of growth, errors, interruptions or delays in our service or our Web hosting, our new business model, our history of operating losses, the possibility that we will not remain profitable, breach of our security measures, the emerging market in which we operate, our relatively limited operating history, our ability to hire, retain and motivate our employees and manage our growth, competition, our ability to continue to release and gain customer acceptance of new and improved versions of our service, our belief that Sendia Corporation’s wireless solution will provide value to our customers, customer and partner acceptance of the AppExchange, successful customer deployment and utilization of our services, unanticipated changes in our effective tax rate, fluctuations in the number of shares outstanding, the price of such shares, foreign currency exchange rates and interest rates.

Further information on these and other factors that could affect our financial results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-K for the fiscal year ended January 31, 2006. These documents are available on the SEC Filings section of the Investor Information section of our website at www.salesforce.com/investor.

Salesforce.com, inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Salesforce.com is a registered trademark of, and The Business Web, AppExchange and Successforce are trademarks of, salesforce.com, Inc., San Francisco, California. Other names used may be trademarks of their respective owners.

salesforce.com, inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended April 30,
	2006	2005
	(unaudited)
Revenues:
Subscription and support	$94,493	$58,190
Professional services and other	10,193	5,987

Total revenues	104,686	64,177
Cost of revenues (1):
Subscription and support	12,775	5,336
Professional services and other	11,785	6,629

Total cost of revenues	24,560	11,965
Gross profit	80,126	52,212
Operating expenses (1):
Research and development	8,825	4,302
Marketing and sales	52,016	34,502
General and administrative	19,405	9,423
Lease recovery	0	(285)

Total operating expenses	80,246	47,942
Income (loss) from operations	(120)	4,270
Interest, net	2,979	1,441
Other income (expense)	(599)	44

Income before provision for income taxes and minority interest	2,260	5,755
Provision for income taxes	(2,005)	(1,151)

Income before minority interest	255	4,604
Minority interest in consolidated joint venture	(484)	(224)

Net income (loss)	($229)	$4,380

Basic net income (loss) per share	$0.00	$0.04
Diluted net income (loss) per share	$0.00	$0.04
Shares used in computing basic net income (loss) per share	110,957	105,221
Shares used in computing diluted net income (loss) per share	110,957	116,367
_____________ (1) Amounts include stock-based expenses, as follows:
Cost of revenues	$1,154	$150
Research and development	720	88
Marketing and sales	3,482	362
General and administrative	2,250	256

Total stock-based expenses	$7,606	$856

salesforce.com, inc.

Condensed Consolidated Statements of Operations

As a percentage of total revenues:

(Unaudited)

	Three Months Ended April 30,
	2006	2005
Revenues:
Subscription and support	90%	91%
Professional services and other	10	9

Total revenues	100	100
Cost of revenues:
Subscription and support	12	9
Professional services and other	11	10

Total cost of revenues	23	19
Gross profit	77	81
Operating expenses:
Research and development	8	6
Marketing and sales	50	54
General and administrative	19	14
Lease recovery	0	0

Total operating expenses	77	74
Income (loss) from operations	0	7
Interest, net	3	2
Other income (expense)	(1)	0

Income before provision for income taxes and minority interest	2	9
Provision for income taxes	(2)	(2)

Income before minority interest	0	7
Minority interest in consolidated joint venture	0	0

Net income (loss)	0%	7%

_____________ Stock-based expenses as a percentage of total revenues, as follows:
Cost of revenues	1%	0%
Research and development	1	0
Marketing and sales	3	1
General and administrative	2	0

Total stock-based expenses	7%	1%

salesforce.com, inc.

Condensed Consolidated Balance Sheets

(in thousands)

	April 30, 2006	January 31, 2006
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$128,573	$99,842
Short-term marketable securities	104,584	107,723
Accounts receivable, net	72,337	76,128
Deferred commissions	12,731	13,186
Deferred income taxes	994	0
Prepaid expenses and other current assets	9,397	6,338

Total current assets	328,616	303,217
Marketable securities, noncurrent	65,156	89,227
Restricted cash	0	0
Fixed assets, net	24,786	24,216
Deferred commissions, noncurrent	3,804	3,889
Deferred income taxes, noncurrent	17,464	10,416
Goodwill	7,239	0
Other assets	10,391	3,784

Total assets	$457,456	$434,749

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$7,720	$10,212
Accrued expenses and other current liabilities	40,424	48,782
Income taxes payable	3,120	2,650
Deferred income taxes	5,039	3,191
Deferred revenue	182,036	169,175
Current portion of capital lease obligations	620	615

Total current liabilities	238,959	234,625
Capital lease obligations, net of current portion	28	184
Long-term lease abandonment liability and other	1,181	1,155
Deferred income taxes, noncurrent	2,513	0
Minority interest	2,898	2,414

Total liabilities	245,579	238,378
Stockholders’ equity:
Common stock	111	111
Additional paid-in capital	250,367	237,010
Deferred stock-based compensation	0	(2,531)
Accumulated other comprehensive loss	(2,258)	(2,105)
Accumulated deficit	(36,343)	(36,114)

Total stockholders’ equity	211,877	196,371

Total liabilities and stockholders’ equity	$457,456	$434,749

salesforce.com, inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended April 30,
	2006	2005
	(unaudited)
Operating activities:
Net income (loss)	($229)	$4,380
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Minority interest	484	224
Depreciation and amortization	2,236	1,121
Amortization of deferred commissions	5,127	3,402
Amortization of purchased intangibles	89	0
Lease recovery	0	(285)
Expenses related to stock-based awards	7,606	856
Changes in assets and liabilities	(2,897)	8,212

Net cash provided by operating activities	12,416	17,910

Investing activities:
Business combination, net	(15,502)	0
Restricted cash	0	(94)
Changes in marketable securities	27,208	(6,515)
Capital expenditures	(2,595)	(9,157)

Net cash used in investing activities	9,111	(15,766)

Financing activities:
Proceeds from the exercise of stock options and warrants	5,503	2,152
Tax benefits from employee stock plans	2,600	0
Collection of notes receivables	0	727
Principal payments on capital lease obligations	(151)	(140)
Repurchase of unvested shares	0	(4)

Net cash provided by financing activities	7,952	2,735

Effect of exchange rate changes	(748)	(6)

Net increase in cash and cash equivalents	28,731	4,873
Cash and cash equivalents, beginning of period	99,842	35,731

Cash and cash equivalents, end of period	$128,573	$40,604

salesforce.com, inc.

Additional Metrics

(Unaudited)

	April 30, 2006	January 31, 2006	October 31, 2005	July 31, 2005	April 30, 2005	January 31, 2005
Customer and subscriber data:
Approximate number of customers	22,700	20,500	18,700	16,900	15,500	13,900
Approximate number of paying subscriptions (1)	444,000	399,000	351,000	308,000	267,000	227,000
Full Time Equivalent Headcount	1,480	1,304	1,116	1,059	876	767
Financial data (in thousands):
Cash, cash equivalents and marketable securities	$298,313	$296,792	$256,853	$232,710	$217,004	$205,938
Deferred revenue	$182,036	$169,175	$127,110	$117,311	$104,645	$95,900

	Three Months Ended April 30,
	2006	2005
	(unaudited)
Revenues by geography (in thousands):
Americas	$83,025	$50,912
Europe	14,950	9,383
Asia Pacific	6,711	3,882

	$104,686	$64,177

As a percentage of total revenues:
Revenues by geography:
Americas	79%	79%
Europe	14	15
Asia Pacific	7	6

	100%	100%

(1)	Paying subscriptions are defined as unique user accounts, purchased by customers for use by their employees and other customer-authorized users that have not been suspended for non-payment and for which we are recognizing subscription revenue.

salesforce.com, inc.

GAAP / Non-GAAP Reconciliation

(in thousands, except per share data)

(unaudited)

	Three Months Ended April 30, 2006			Three Months Ended April 30, 2005
	GAAP Reported	Adjustments	Non-GAAP Results	GAAP Reported	Adjustments	Non-GAAP Results
Revenues	$104,686	0	$104,686	$64,177		$64,177
Cost of revenues (1) (2)	24,560	(1,233)	23,327	11,965	(150)	11,815

Gross profit	80,126	1,233	81,359	52,212	150	52,362
Operating expenses (1):
Research and development	8,825	(720)	8,105	4,302	(88)	4,214
Marketing and sales (2)	52,016	(3,492)	48,524	34,502	(362)	34,140
General and administrative	19,405	(2,250)	17,155	9,423	(256)	9,167
Lease recovery (3)	0	0	0	(285)	285	0

Total operating expenses	80,246	(6,462)	73,784	47,942	(421)	47,521
Income (loss) from operations	(120)	7,695	7,575	4,270	571	4,841
Interest, net	2,979	0	2,979	1,441		1,441
Other income (expense)	(599)	0	(599)	44		44

Income before benefit (provision) for income taxes and minority interest	2,260	7,695	9,955	5,755	571	6,326
Benefit (provision) for income taxes (4)	(2,005)	(2,475)	(4,480)	(1,151)	(114)	(1,265)

Income before minority interest	255	5,220	5,475	4,604	457	5,061
Minority interest in consolidated joint venture	(484)	0	(484)	(224)		(224)

Net income (loss)	($229)	$5,220	$4,991	$4,380	$457	$4,837

Basic net income per share	$0.00	$0.05	$0.04	$0.04	$0.00	$0.05
Diluted net income per share	0.00	0.04	0.04	0.04	0.00	0.04
Shares used in computing basic net income per share	110,957	110,957	110,957	105,221	105,221	105,221
Shares used in computing diluted net income per share	110,957	119,868	119,868	116,367	116,367	116,367

To supplement our consolidated financial statements presented on a GAAP basis, salesforce.com uses non-GAAP measures of net income and earnings per share, which are adjusted to exclude certain costs, such as stock-based expenses and the effect of business combination entries related to acquisitions, and income, such as the lease recovery, that we believe are appropriate to enhance the overall understanding and comparison with our past financial performance and trends and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of salesforce.com’s underlying operational results and trends and our performance. We believe the use of non-GAAP numbers is important as these figures ignore certain events and activities that could obscure or enhance trends or other factors affecting our business. This is especially true when, as in this quarter, the GAAP financial information includes a number of charges that did not exist in prior reporting periods.

The presentation of non-GAAP financial results is not meant to be considered in isolation or as a substitute for net income or earnings per share prepared in accordance with generally accepted accounting principles in the United States. Investors should be aware that non-GAAP financial measures have inherent limitations and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our non-GAAP numbers may be different from those of other companies and direct comparison should not be relied upon.

Explanation	of adjustments

(1)	The non-GAAP adjustments include stock-based expenses and the amortization of capitalized stock based charges, as follows:

	Three Months Ended April 30,
	2006	2005
Cost of revenues	$1,154	$150
Research and development	720	88
Marketing and sales	3,482	362
General and administrative	2,250	256

Total stock-based expenses	$7,606	$856

(2)	Acquisition charges include the amortization of purchased intangible assets.

	Three Months Ended April 30,
	2006	2005
Cost of revenues	$79	$0
Marketing and sales	10	0

Total amortization of purchased intangible assets	$89	$0

(3)	The lease recovery relates to the reduction in accruals associated with the San Francisco, California office space that we abandoned in December 2001. We believe this income amount to be outside of our core results and thus appropriate to exclude from our financial results

(4)	The tax impact of the non-GAAP adjustments described above.